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                                                                       Exhibit 3
                             Joint Filing Agreement

           Each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D or Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Date:  September 27, 2002         Lawrence F. DeGeorge
                                  /s/ Lawrence F. DeGeorge
                                  ----------------------------------------------

Date:  September 27, 2002         LPL Investment Group Inc.

                                  By:   /s/ Lawrence F. DeGeorge
                                     -------------------------------------------
                                     Name:  Lawrence F. DeGeorge
                                     Title: President

Date:  September 27, 2002         DeGeorge Holdings LP

                                  By:   /s/ Lawrence F. DeGeorge
                                     -------------------------------------------
                                     Name:  Lawrence F. DeGeorge
                                     Title: President of General Partner

Date:  September 27, 2002         DeGeorge Telcom LLC

                                  By:   /s/ Lawrence F. DeGeorge
                                     -------------------------------------------
                                     Name:  Lawrence F. DeGeorge
                                     Title: Manager

Date:  September 27, 2002         DeGeorge Telcom Holdings Limited Partnership

                                  By:   /s/ Lawrence F. DeGeorge
                                     -------------------------------------------
                                     Name:  Lawrence F. DeGeorge
                                     Title: Manager of General Partner

Date:  September 27, 2002         DeGeorge New CompleTel Holdings LP

                                  By:   /s/ Lawrence F. DeGeorge
                                     -------------------------------------------
                                     Name:  Lawrence F. DeGeorge
                                     Title: Manager of General Partner